EQ ADVISORS TRUST—EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

SUPPLEMENT DATED August 1, 2010 TO PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the above-referenced Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2010. You should read this Supplement in connection with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York 10104, or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about: (1) a change to the contractual fee the EQ/Franklin Templeton Allocation Portfolio (“Portfolio”) pays AXA Equitable for administrative services to the Portfolio; and (2) changes to the Portfolio’s distribution arrangements.

Information About the Administrative Services Fees of the Portfolio

Effective August 1, 2010, the second paragraph in the “Management of the Trust—Management Fees” section of the Prospectus is deleted and replaced with the following:

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays AXA Equitable a contractual fee at an annual rate of 0.15% on the average daily net assets of the Portfolio, plus an additional $32,500. As noted in the prospectus for each Franklin Templeton Underlying Portfolio, AXA Equitable and its affiliates serve as investment manager and administrator for the Franklin Templeton Underlying Portfolios, and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio. The Manager’s selection of Franklin Templeton Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Information About the Portfolio’s Distribution Arrangements

Effective August 1, 2010, information in the “Fund Distribution Arrangements” section of the Portfolio’s Prospectus relating to the maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is deleted and replaced with the following:

The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares.